                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [x]
Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Under Rule 14a-12



                               SEDONA CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


----------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:


----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


----------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:


----------------------------------------------------------------------

5) Total fee paid:


----------------------------------------------------------------------

    Fee paid previously with preliminary materials.
    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               SEDONA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD THURSDAY, AUGUST 11, 2005


To the Shareholders of SEDONA Corporation:

               The Annual Meeting of Shareholders of SEDONA Corporation, a Pennsylvania corporation (the "Company"), will be held at the Hyatt Regency Washington, 400 New Jersey Avenue, NW, Washington, D.C. 20001, on Thursday, August 11, 2005 at 2:00 PM, for the following purposes, as described in the Proxy Statement accompanying this Notice:

           1. To elect seven (7) directors to serve for the ensuing year until their successors are elected and qualified; and

           2. To transact such other business as may properly come before the meeting.

               The Board of Directors has no knowledge of any other business to be presented or transacted at the Meeting.

               Only Shareholders of record on June 30, 2005 are entitled to notice of and any adjournment or postponement of the Annual Meeting. Such shareholders may vote in person or by proxy at the Meeting. Further information as to the matters to be considered and acted upon at the Meeting can be found in the accompanying Proxy Statement.


                                    By Order of the Board of Directors,

                                    ANITA M. PRIMO
                                    Secretary

June 30, 2005


YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.


This Proxy Statement and form of proxy are first mailed to security holders on July 11, 2005.

                               SEDONA CORPORATION
                      1003 WEST NINTH AVENUE, SECOND FLOOR
                            KING OF PRUSSIA, PA 19406
                            ________________________

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, AUGUST 11, 2005
                             _______________________


                  This Proxy Statement, the foregoing Notice of Annual Meeting and the enclosed form of proxy are first being sent or delivered to Shareholders on or about July 11, 2005, in connection with the solicitation of proxies for use by the Board of Directors of SEDONA Corporation (the "Company"), at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the Hyatt Regency Washington, 400 New Jersey Avenue, NW, Washington, D.C. 20001, on Thursday, August 11, 2005 at 2:00 P.M., for the purposes set forth in the foregoing Notice of Annual Meeting, and at any and all adjournments or postponements thereof.

RECORD DATE AND OUTSTANDING STOCK

                  The record date (the "Record Date") for determining those Shareholders entitled to notice of and to vote at the Meeting was June 30, 2005. As of the Record Date, the Company had outstanding 500,000 shares of Class A, Series A Preferred Stock, par value $2.00 per share ("Series A Preferred Stock"), 1,500 shares of Class A, Series H Convertible Preferred Stock, par value $2.00 per share ("Series H Preferred Stock") and 86,908,502 shares of Common Stock, par value $0.001 per share ("Common Stock").

PROXIES

                  Solicitation. Solicitation of proxies is being made by management at the direction of the Company's Board of Directors, without additional compensation, through the mail, in person or by internet, (see voting instructions on proxy card). The cost will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held as of the Record Date by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

                  Revocation. The execution of a proxy does not affect the right to vote in person at the Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Meeting by submitting a later dated proxy, by giving written notice of revocation to the Secretary of the Company, or by voting in person at the Meeting. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board of Directors. Any written notice of revocation or subsequent proxy should be delivered to:

                               SEDONA Corporation
                      1003 West Ninth Avenue, Second Floor
                            King of Prussia, PA 19406
                         Attention: Corporate Secretary

or hand delivered to the Secretary before the closing of the polls at the Meeting.

                  Signatures in Certain Cases. If a Shareholder is a corporation, the enclosed proxy should be signed in the Shareholder's corporate name by an authorized officer and his or her title should be indicated. If stock is registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If stock is registered in the name of a decedent, an executor or administrator should sign the proxy, and his or her title as such should follow the signature.

MATTERS TO BE CONSIDERED

                  The Meeting has been called for the following purposes:

                  (i) Proposal - to elect seven (7) Directors to serve on the Company's Board of Directors; and

                  (ii) Transact such other business as may properly come before the Meeting.

QUORUM AND VOTING

                  The presence, in person or by proxy, of Shareholders entitled to cast a majority of the votes which all Shareholders are entitled to cast on each matter to be voted upon at the Meeting is necessary for a quorum. The favorable vote of a majority of the votes cast at the Meeting by the Series A Preferred Stock and the Common Stock, voting as a single class, is required for approval of all business that will come before the Meeting, except for the election of Directors, who will be elected by at least a plurality of the votes cast.

                  Under the Pennsylvania Business Corporation Law, if a Shareholder (including a nominee, broker or other record owner) either records the fact of abstention, in person or by proxy, or fails to vote in person and does not return a duly executed form of proxy, such action would not be considered a "vote cast," and would have no effect on the outcome of the vote with respect to voting matters. If a Shareholder returns a duly executed form of proxy but has made no specifications with respect to voting matters, the persons named as proxies intend (unless instructed otherwise by the Shareholder) to vote for each of the nominees FOR Director named in this Proxy Statement, and to use their discretion in any other matters that may properly come before the Meeting.

                  Holders of Series A Preferred Stock and Common Stock at the close of business on the Record Date are entitled to one vote per share on all matters properly presented for Shareholder approval at the Meeting. Shareholders do not have the right to cumulate their votes for the election of Directors. Holders of Series H Preferred Stock are not entitled to vote on the matters set forth herein.

                        SECURITY OWNERSHIP OF MANAGEMENT

                  The following table sets forth information regarding the beneficial ownership of the Common Stock as of June 30, 2005 with respect to:

                  o Each person or group known to the Company who beneficially owns five percent or more of the outstanding shares of Common Stock;
                  o Each Director, Nominee for Director, and Named Executive Officer(1); and
                  o The Company's Executive Officers and Members of its Board of Directors as a group.


--------
(1) The Company's Named Executive Officers are its chief executive officer, its four most highly compensated executive officers other than the chief executive officer at the end of 2004, and up to two other persons who would otherwise fall into this category who were no longer serving as an executive officer of the Company at the end of 2004.

                  Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. The business address of each person named in the table below is c/o SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, Pennsylvania 19406.

                  Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of June 30, 2005 are deemed outstanding for the purpose of determining the amount of shares beneficially owned and computing the percentage ownership of any person. These shares, however, are not considered outstanding when computing the percentage ownership of any other person.

         ------------------------------------------ ---------------------------------------- ------------------------
                                                             Amount and Nature of
         Name of Beneficial Owner                           Beneficial Ownership(1)              Percent of Class
         ------------------------------------------ --------------------- ------------------ ------------------------
         David C. Bluestone (5)                                         0                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Alyssa S. Dver(2)                                        340,662                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Scott C. Edelman(3)                                            0                               *
          ----------------------------------------- --------------------- ------------------ ------------------------
         Marco A. Emrich(2), (3)                                1,455,385                              1.56%
         ------------------------------------------ --------------------- ------------------ ------------------------
         Victoria V. Looney(3)                                     77,500                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Jack  A. Pellicci(3)                                     242,868                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Anita M. Primo(2)                                        123,257                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Timothy A. Rimlinger(2)                                  294,150                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         James C. Sargent(3) (6)                                  330,348                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         Roger W. Scearce(3)                                            0                               *
         ------------------------------------------ --------------------- ------------------ ------------------------
         David R. Vey(3), (4)                                  40,783,534                             41.95%

         All Executive Officers and Directors as
         a group  (11 persons) (4)                             43,647,704 (7)                         43.81%(7)
         ============================================================================================================

                  (*)      Owner holds less than 1% of the class.

                  (1) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified in the table as beneficially owned. The table includes shares which the following directors and executive officers have a right to acquire within 60 days upon the exercise of outstanding options and warrants:
                               Mr. Emrich - 380,000 options and 997,500 warrants Ms. Dver - 190,000 options and 100,000 warrants Ms. Looney - 20,000 options
                               Mr. Pellicci - 221,544 options
                               Ms. Primo - 83,742 options
                               Mr. Rimlinger - 133,000 options
                               Mr. Sargent -278,705 options
                               Mr. Vey - 20,000 options and 10,286,010 warrants

                  (2)      Named Executive Officer

                  (3)      Director

                  (4) Includes 7,879,987 shares which Mr. Vey has a right to acquire within 60 days upon a notice of conversion related to $2,095,000 in convertible notes due between November 2004 and March 2006. The conversion prices of the related notes were all issued at or above fair market value of the underlying common stock on the date the notes were issued

                  (5)      Nominee for Director

                  (6) Mr. Sargent is not standing for re-election to the Board of Directors.

                  (7) Includes shares of Common stock that the executive officers and directors have the right to acquire by exercise of stock options or warrants or the conversion of convertible instruments

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                  At the Meeting, the Shareholders will elect seven Directors, each to hold office until the next Annual Meeting of Shareholders and until a successor has been elected and qualified.

                  The Board of Directors has nominated for election the seven persons designated below six of whom currently serve on the Board of Directors. David C. Bluestone is a new nominee to the Board of Directors. All nominees have consented to be named and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of David R. Vey, Marco A. Emrich, Victoria V. Looney, Jack A. Pellicci, Scott C. Edelman, Roger W. Scearce and David C. Bluestone.

                  James C. Sargent is not standing for re-election to the Board of Directors. Mr. Sargent has served the Company as a Director from 1992 until 2005. We wish to express our deep appreciation to Mr. Sargent for his dedication, leadership and tireless support to SEDONA Corporation.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTOR

------------------------------------- --------------------- ---------------------------- ----------------------------
                                                                                              POSITION WITH THE
           NOMINEE'S NAME                     AGE                 DIRECTOR SINCE                   COMPANY
------------------------------------- --------------------- ---------------------------- ----------------------------
------------------------------------- --------------------- ---------------------------- ----------------------------
            David R. Vey                       52                      2003              Chairman of the Board
------------------------------------- --------------------- ---------------------------- ----------------------------
          Marco A. Emrich                      53                      1999              President, Chief Executive
                                                                                         Officer and Director
------------------------------------- --------------------- ---------------------------- ----------------------------
         Victoria V. Looney                    47                      2003              Director
------------------------------------- --------------------- ---------------------------- ----------------------------
          Jack A. Pellicci                     67                      1996              Director
------------------------------------- --------------------- ---------------------------- ----------------------------
          Scott C. Edelman                     51                      2004              Director
------------------------------------- --------------------- ---------------------------- ----------------------------
          Roger W. Scearce                     55                      2004              Director
------------------------------------- --------------------- ---------------------------- ----------------------------
         David C. Bluestone                    49                        -               Nominee
------------------------------------- --------------------- ---------------------------- ----------------------------

                  The business experience, principal occupation and employment of the nominees for the previous five years have been as follows:

                  David R. Vey has served as Chairman of the Board since May 2003 and has been a Director since March 2003. Mr. Vey founded Vey Development, Inc., a privately held residential and commercial real estate development company, with primary real estate holdings in Louisiana and California, and has served as its President since 1983. Mr. Vey holds a Bachelor of Arts, Landscape Architecture and a Bachelor of Science, Forest Management from Louisiana State University. Mr. Vey is the brother of Victoria A. Looney, a Director.

                  Marco A. Emrich has served as Chief Executive Officer and President since September 1999. He has over 20 years of software industry experience. From 1998 to 1999, he served as President and CEO of Cambridge-based e-commerce application service provider, Empresa Inc. Prior to joining Empresa Inc., Mr. Emrich was President, Chief Executive Officer and Chairman of CenterLine Software, Inc., where he created and launched a web-based application that enables businesses to monitor, manage and report on network-centric or multi-tier distributed business applications. Prior to CenterLine, he held positions as Senior Director of Cincom Systems, Inc.'s Advanced Technology Group and Manager of NAS Information Network Technology Group at Digital Equipment Corporation. Mr. Emrich holds a Bachelor's degree in Electrical Engineering with specialization in Systems Engineering from Pontifical Catholic University of Rio De Janeiro, Brazil.

                  David C. Bluestone is a nominee for election to the Board of Directors at the upcoming August 2005 Annual Meeting of Shareholders. Since November 1996, Mr. Bluestone has been employed at KeyBank N.A. and has served as a Senior Real Estate Credit Officer responsible for the structuring and approval of credit exposure for institutional commercial real estate relationships, as well as managing credit standards, maintaining asset quality and portfolio management and he also held the position of Team Leader, Chicago Real Estate Loan Production Office. Prior to November 1996, Mr. Bluestone served as Senior Relationship Manager with Mellon Bank N.A.'s Real Estate Department and Section Manager, Credit Review Department from September 1986 to November 1996 with emphasis on new and restructuring of existing multi-million dollar real estate transactions, new business development, as well as underwriting, credit, financial, market and valuation analysis. From September 1982 to August 1986, he was a Real Estate Representative and Project Manager for The Southland Corporation. Mr. Bluestone holds a Masters of Business Administration from University of California, and a Bachelors of Landscape Architecture from Louisiana State University. The nomination of David Bluestone to the Board of Directors was recommended by Victoria, V. Looney, Director.

         Victoria V. Looney has served as a Director since March 2003. Ms. Looney co-founded ACEncrypt, LLC, a privately-held technology solutions marketing firm providing expert security solution software and hardware applications, consulting services and support to corporate and government approved buyers. She has served as President of ACEncrypt Solutions since 2001. Prior to founding ACEncrypt, Ms. Looney was Vice President of Sales at GroupSystems from 1999 to 2001 and earlier held positions with IDCertify, as Vice President of Business Development, from 1998 to 1999. She also served as Director of Business Development at EDS from 1995 to 1997 and was a member of the senior management team from Rosenbluth International from 1991-1995. Ms. Looney is a graduate of the American University in Washington, DC where she received a bachelor's degree in International Studies. Mr. Vey appointed Ms. Looney to the Board pursuant to the Company's financing agreement with Mr. Vey, which entitled him to appoint up to 30% of the members of the Board of Directors within 90 days of March 8, 2003. Ms. Looney is the sister of Mr. Vey, the Company's Chairman of the Board of Directors.

                  Scott C. Edelman has served as a Director since August 2004. Beginning July 2002, Mr. Edelman has served as the Chief Executive Officer of CellzDirect, a privately held bioscience company that provides bio/pharmaceutical companies with quality cell products and contract laboratory services focused primarily on drug metabolism and toxicology. Mr. Edelman has managed numerous small- to intermediate-sized technology companies with a variety of domestic and international distribution channel strategies. Prior to CellzDirect, Mr. Edelman served as President and Chief Executive Officer of GroupSystems.com, a collaborative tools software vendor specializing in group dynamics and collaborative team decision-making from January 1999 to July 2002. Mr. Edelman holds a Bachelor of Science degree in Business Administration from Pennsylvania State University.

                  Jack A. Pellicci has served as a Director since 1996. Jack Pellicci leads the Business Development and Program Management Group for Oracle's North American Public Sector where he is responsible for positioning Oracle's products, solutions and strategic programs with customers and partners to generate and capture new business in the Federal/State and Local/Provincial Government markets in the US and Canada. Prior to joining Oracle in 1992, Mr. Pellicci retired as a Brigadier General with over 30 years in the U.S. Army and served his last tour as the Commanding General of the US Army Personnel Information Systems Command. Mr. Pellicci is a member of the Board of Directors of the Open Geospatial Consortium (OGC), a worldwide organization leading the initiative for interoperability of geospatial information and location-based services. He also serves as a Director on the Board of the Fairfax County Chamber of Commerce, the United Services Organization of Metropolitan Washington, and serves on the External Research Advisory Committee for the University of Texas at Dallas. He currently serves as a Corporate Fellow for the National Governors Association, and is a Fellow with the Council on Excellence in Government and serves as a member of the council's CIO-SAGE Program. He is also a member of the Board of Directors of Skyline Systems Software, a leading provider of network-based, 3-D Earth visualization software and services. He is a graduate of the U.S. Military Academy at West Point with a Bachelor of Engineering degree, and received a Master of Mechanical Engineering degree from Georgia Institute of Technology.

                  Roger W. Scearce has served as a Director since August 2004. Mr. Scearce is a senior partner with Vanguard Advisors, LLC. Vanguard's mission is to provide world-class advisory and consulting services to business and government leaders. He is a founding member and has been with Vanguard Advisors since May 2003. Prior to forming Vanguard Advisors, Mr. Scearce was a Senior Vice President with American Management Systems (AMS), from April 1999 to April 2003, where he led their Department of Defense (DoD) Strategic Account Group. While at AMS, Mr. Scearce also served as the Deputy Program Manager, DoD Financial Management Enterprise Architecture as a key executive member of "Team IBM" in support of the DoD's Business Management Modernization Program. Before joining AMS, Mr. Scearce was a career military officer, rising to the rank of Brigadier General, U.S. Army. His last active duty assignment was Deputy Director of the Defense Finance and Accounting Service. Mr. Scearce managed the day-to-day finance and accounting operations and activities of the Defense Department worldwide. Earlier leadership roles and assignments included serving as Commandant of the U.S. Army Finance School and Chief of the U.S. Army Finance Corps; and Commander 266th Theater Finance Command, U.S. Army, Europe. Mr. Scearce graduated from Florida Southern College with a Bachelor of Science degree in Accounting and earned an MBA from Syracuse University. He is a past National Vice President of the American Society of Military Comptrollers and past President of the Association of Syracuse Army Comptrollers. He is also an active member of the Association of Government Accountants. Mr. Scearce is the immediate past Chairman of the Board of Directors of Andrews Federal Credit Union, Andrews AFB, Maryland where he still serves as a Director. In addition, Mr. Scearce serves on the Company's audit committee as an audit committee financial expert and is independent as defined under 14A of the Securities Exchange Act.

                          BOARD AND COMMITTEE MEETINGS

                  The Board of Directors held eight meetings in 2004. During 2004, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any committee on which each served. The Company expects all of its Directors to attend its Annual Meeting of Shareholders. In 2004, all members of the Board of Directors attended the Annual Meeting of Shareholders except James C. Sargent.

         Audit Committee

                  The Board of Directors has an Audit Committee consisting of:
Roger W. Scearce (Chair), James C. Sargent and Victoria V. Looney. The Audit Committee met five times during 2004. The Board of Directors has determined that Roger W. Scearce qualifies as an "audit committee financial expert" under SEC rules. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants. The Board has made a determination that Messrs. Scearce and Sargent qualify as independent directors under the independence requirements of applicable law and of Nasdaq, but Ms. Looney does not qualify as an independent director under the independence requirements, (See "Certain Relationship and Related Transaction").

         Nominations & Corporate Governance Committee

                  The Board of Directors has a Nominating & Corporate Governance Committee, consisting of Jack A. Pellicci (Chair), Victoria V. Looney and David
R. Vey. The Board has made a determination that Mr. Pellicci qualifies as an independent director under the independence requirements of applicable law and of Nasdaq but. Mr. Vey and Ms. Looney do not qualify as independent directors under the independence requirements, (See "Certain Relationship and Related Transaction"). The function of the Nominating & Corporate Governance Committee is: (i.) to establish criteria for selecting candidates for nomination to the Board of Directors; actively seeking candidates to meet those criteria; and making recommendations to the Board of Directors of nominees to fill vacancies on, or as additions to, the Board of Directors; (ii.) serve as an independent and objective component of the Board to ensure Board stewardship of its responsibilities to shareholders and all other constituencies consistent with best corporate governance practices; and (iii.) monitor, review and appraise regularly the corporate governance systems of checks and balances, including the Corporation's code of ethics and standards of conduct. The Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its Shareholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Nominating Committee will consider nominees for election to the Board of Directors that are recommended by Shareholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, c/o Corporate Secretary, SEDONA Corporation, 1003 W. Ninth Avenue, Second Floor, King of Prussia, PA 19406, and should not include self-nominations. The Committee applies the same criteria to nominees recommended by Shareholders. Victoria V. Looney, Director, recommended the nomination of David C. Bluestone to the Board of Directors. The Nominating & Corporate Governance Committee does not have a charter. The Committee is engaged in an ongoing review of the Company's corporate governance principles and procedures. It has presented a charter for consideration by the Board of Directors at its next regularly scheduled meeting. The Nominating Committee & Corporate Governance Committee met once during 2004.

         Compensation Committee

                  The Board of Directors also has a Compensation Committee, consisting of Scott C. Edelman (Chair), Jack A. Pellicci and Victoria V. Looney. The Board has made a determination that Messrs. Edelman and Pellicci qualify as independent directors under the independence requirements of applicable law and of the Nasdaq but Ms. Looney does not qualify as an independent director under the independence requirements, (See "Certain Relationship and Related Transaction"). The Compensation Committee is responsible for developing and executing plans for the compensation of the Company's executive officers, including the Chief Executive Officer of the Company. Additionally, the Compensation Committee has administered the SEDONA Corporation 2000 Incentive Stock Option Plan (the "2000 Plan"), including the determination, subject to the 2000 Plan's provisions, of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, the number of awards to be granted, the exercise price, vesting schedule, term, and all other conditions and terms of the awards to be granted. This committee met once during 2004.

         Executive Committee

                  The Executive Committee's scope of responsibilities has been expanded by the consolidation of the former Strategic Direction and Finance Committees into the Executive Committee. The committee members consist of David
R. Vey (Chair), Scott C. Edelman and Roger W. Scearce. The function of the committee is to exercise the powers of the Board between meetings to the extent permitted by law. The Executive Committee met twice during 2004.

                            COMPENSATION OF DIRECTORS

                  Under the 2000 Plan, each of our non-employee directors, on the first business day of January of 2002 and on the first business day of January in each succeeding year, shall receive as compensation for service to the Board of Directors, a grant of an option to purchase our Common Stock, at the then current fair market value, as follows: a 30,000 share option grant for service to the Board of Directors during the preceding year; plus a 5,000 share option grant for serving as the Chairman of the Board of Directors or a Chairman of a committee of the Board of Directors during the preceding year. If, however, a Director shall become eligible for an option grant after the first regularly scheduled meeting to the Board of Directors during any calendar year, the Compensation Committee shall determine the size of such option grant by multiplying 30,000 shares (and/or 5,000 shares) by a fraction which is determined by dividing the number of regularly scheduled Board of Directors meetings remaining in the calendar year by four. The non-employee directors were entitled to the following option grants in January 2004 for service to our Board of Directors in 2003: Ms. Looney, 26,250 options; Mr. Pellicci and Mr. Sargent, 35,000 options; Mr. Shapiro, 30,000 options; and Mr. Vey, 30,000 options. The non-employee directors were entitled to the following option grants in January 2005 for service to our Board of Directors in 2004: Messrs. Vey, Pellicci, Sargent, 35,000 options each; Ms. Looney 30,000, options.

                  In addition, any new Director elected to our Board of Directors will be granted an option to purchase 50,000 shares of our Common Stock, at the then current fair market value. The shares underlying this option will vest at the rate of 10,000 shares per year for five years, on the anniversary date of the new Director's election to our Board of Directors. The non-employee directors were entitled to the following options grants in 2004, however no options were granted. Mr. Edelman, 50,000 shares, Mr. Scearce, 50,000 shares.

                  In addition, on or before January 31 in each year, our non-employee directors each would receive an annual retainer of $5,000 as cash compensation for services as a director for the preceding year. Also, each of our non-employee directors receives $500 for attendance at each Board of Directors and committee meetings, with multiple meetings held on the same day to count as one. By resolution of the Board of Directors in March 2002, any Director's cash compensation obligations that may accrue would be paid in cash only if the Company is current in all of its cash obligations, or on a change of control, assuming that all current cash obligations had been met. As of December 31, 2004, there was a total of $115,642 accrued compensation due to current and past members of the Board of Directors. By resolution of the Board in March 2005, effective January 1, 2005, the $500 cash compensation meeting fee would be eliminated for all committees and a fixed fee of $1,000 per year cash compensation fee would be set for members of the audit committee.

                  If unexercised, each option shall expire on the tenth anniversary of the date of grant and shall vest and become fully exercisable upon grant, with the exception that the new Director options shall vest over five years. Once vested, options shall remain fully exercisable until the earlier of: (i) the expiration of their ten-year term; (ii) three years following the optionee's separation from Board of Directors service for any reason; or (iii) one year following the death of the optionee.

                  The Board of Directors at its June 20, 2005 meeting voted to make changes to the SEDONA Corporation 2000 Incentive Stock Option Plan and to provide additional compensation to directors for service to the Board. The policy is currently under review and a final proposal will be submitted to the full Board for consideration at an upcoming meeting.

                       COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

                  The following table sets forth certain compensation information awarded to, earned by, or paid for services rendered to us and our subsidiaries in all capacities during the three years ended December 31, 2004, 2003 and 2002 for our President and Chief Executive Officer and the Company Vice Presidents who are the only executive officers whose salary and bonus for such years exceeded $100,000:

---------------------------------- -------- ----------------------- ----------------- --------------------- --------------
                                                                                           LONG TERM
                                                                                          COMPENSATION
                                              ANNUAL COMPENSATION                            AWARDS
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------
                                                                                           SECURITIES
                                    FISCAL                            OTHER ANNUAL         UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION         YEAR     SALARY       BONUS      COMPENSATION      OPTIONS/WARRANTS    COMPENSATION
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------
Marco A. Emrich                      2004      $233,654  $   0          $ 0                 0                    $0
    President and Chief              2003       230,353      0            0                 0                   13,240*
    Executive Officer                2002       191,682      0            0                 0                     0
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------
Alyssa S. Dver                       2004     $       +  $   0          $ 0                 0                    $0
     Vice President and Chief        2003             +      0            0                 0                   8,239*
     Marketing Officer               2002       119,343      0            0                 0                     0
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------
Anita M. Primo                       2004      $114,230  $   0          $ 0                 0                    $0
     Vice President and Chief        2003             +      0            0                 0                   5,296*
     Financial Officer               2002             +      0            0                 0                     0
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------
Timothy A. Rimlinger                 2004      $135,000  $   0          $ 0                 0                    $0
     Vice President and Chief        2003      $133,750      0            0                 0                   7,650*
     Technology Officer              2002      $110,750      0            0                 0                     0
---------------------------------- -------- ------------ ---------- ----------------- --------------------- --------------

            * Compensation was paid by the issuance of 77,885, 48,462, 31,154 and 45,000 restricted shares, respectively, of our common stock. The restrictions were removed effective April 1, 2003.

           +      Compensation did not exceed $100,000 annually

Options Awarded, Exercised and Unexercised

                  The following table sets forth information with respect to the named executive officers concerning the exercise of options for the year ended December 31, 2004 and the unexercised options held as of that date.

-------------------------- -------------- ----------- -------------------------------- --------------------------------
                                                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED                IN-THE-MONEY
                              SHARES                      OPTIONS AND WARRANTS AT                OPTIONS AT
                           ACQUIRED ON      VALUE            DECEMBER 31, 2004                DECEMBER 31, 2004
NAME                         EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-------------------------- -------------- ----------- -------------- ----------------- ------------- ------------------
Marco A. Emrich                  0            0         1,377,500           0               0                0
Alyssa S. Dver                   0            0          290,000            0               0                0
Anita M. Primo                   0            0          76,618           37,504          $2,374          $7,126
Timothy R. Rimlinger             0            0          133,000            0               0                0
-------------------------- -------------- ----------- -------------- ----------------- ------------- ------------------

                SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

                  The following table sets forth information as of the end of the Company's 2004 fiscal year with respect to compensation plans under which the Company is authorized to issue shares of its Common Stock

-------------------------------------------- ------------------------- -------------------- -----------------------
                                                                                                NUMBER OF SHARES
                                                                                              REMAINING AVAILABLE
                                                                        WEIGHTED-AVERAGE      FOR FUTURE ISSUANCE
                                                                        EXERCISE PRICE OF        UNDER EQUITY
                                              NUMBER OF SHARES TO BE      OUTSTANDING         COMPENSATION PLANS
                                             ISSUED UPON EXERCISE OF        OPTIONS,         (EXCLUDING SECURITIES
                                               OUTSTANDING OPTIONS,       WARRANTS AND          REFLECTED IN 1ST
            PLAN CATEGORY                      WARRANTS AND RIGHTS           RIGHTS                 COLUMN)
-------------------------------------------- ------------------------- -------------------- -----------------------
Equity compensation plans approved by
   security holders (1).................            18,419,438                $1.19               10,011,373
-------------------------------------------- ------------------------- -------------------- -----------------------
Equity compensation plans not approved by
   security holders (2).................                -                        -                    -
-------------------------------------------- ------------------------- -------------------- -----------------------
Total...................................            18,419,438                $1.19               10,011,373
-------------------------------------------- ------------------------- -------------------- -----------------------

_______________________

(1) These plans consist of the 2000 Incentive Stock Option Plan.
(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

Employment Agreements And Change Of Control Arrangements

                  All Officers serve at the discretion of the Board of Directors subject to the terms of their employment agreements.

                  In June 2004, the Company entered into an employment agreement with Marco A. Emrich as Chief Executive Officer and President. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Mr. Emrich earns an annual base salary of $225,000 and can earn up to $100,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. In the event of "Change of Control" as defined in the employment agreement, Mr. Emrich may elect to receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for six months. The agreement allows the Company to terminate the agreement for cause or without cause. Mr. Emrich may also terminate the agreement for good cause if he is removed from, or there is a material diminution of his duties, where total compensation, calculated as base salary plus annual bonus, becomes less than ninety percent of his total compensation. In the event of such separation, Mr. Emrich shall receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

                  In July 2004, the Company entered into an employment agreement with Alyssa S. Dver as Vice President and Chief Marketing Officer. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Ms. Dver earns an annual base salary of $140,000 and can earn up to $24,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Ms. Dver shall receive six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

                  In July 2004, the Company entered into an employment agreement with Anita M. Primo as Chief Financial Officer and Vice President. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Ms. Primo earns an annual base salary of $110,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Ms. Primo shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Ms. Primo shall received six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

                  In July 2004, the Company entered into an employment agreement with Timothy A. Rimlinger as Vice President and Chief Technology Officer. The agreement has a term of two years and thereafter shall continue from year-to-year based on the approval of both parties occurring at least six months prior to the end of the term. Under the agreement Mr. Rimlinger earns an annual base salary of $130,000 and can earn up to $40,000 annually in the form of a cash bonus, subject to meeting stated revenue goals and expense targets. The agreement allows the Company to terminate the agreement for cause or without cause. In the event of such separation, Mr. Rimlinger shall receive one week salary per year of employment with the Company plus an additional eight weeks salary, a pro-rata portion of any bonus earned and unpaid by the Company and continuation of all employee benefits for the same number of weeks calculated above. Upon renewal of the employment agreement, in the event of separation, Mr. Rimlinger shall received six months salary, a pro-rata portion of any bonus earned and unpaid by the Company and all employee benefits for a six month period. The agreement also contains nondisclosure and confidentiality provisions that apply through the term of employment.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  The Compensation Committee is responsible for recommending compensation policies with respect to of the Company's executive officers, and for making decisions about awards under the Company's stock-based compensation plans. This report addresses the Company's compensation policies for 2004 as they affected the Chief Executive Officer and the Company's other executive officers.

Compensation Policies

                  The Compensation Committee's executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistent with the Company's performance, recognize individual performance and responsibility, underscore the importance of shareholder value creation, and assist the Company in attracting and retaining qualified executives. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, annual cash incentives, and long-term stock-based incentives.

                  All compensation decisions are determined following a review of many of the Company's achievements over the past year, the individual's contributions to the Company's success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

                  In general, the Compensation Committee intends that the overall total compensation opportunities provided to the Company's executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance, and the individual's performance in establishing the compensation opportunities for the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual shareholder value creation and the Company's actual financial performance.

                  The competitiveness of the Company's total compensation program - including base salaries, annual cash incentives, and long-term stock-based incentives - is assessed by the Compensation Committee. Data for external comparisons may be drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size as the Company.

                  To present a reasonable comparison of the Company's performance versus the Company's peers, the Board of Directors has determined that it would employ two indexes in the Stock Performance Graph section of this report; (i) the Nasdaq Market Index- US Cos. and (ii) the Nasdaq Computer and Data Processing Index, since there is no one index that exactly matches the Company's business. As the Company progresses with its business development plans, many of the firms in these indexes will be employed in the peer group to be used by the Compensation Committee to assess the external competitiveness of compensation levels.

                  While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

                  Shareholders should be aware that given the past year's performance of the Company, no bonuses were distributed to the Company's employees or its executive officers.

Base Salary

                  The Compensation Committee on an annual basis reviews base salaries for all executive officers, including the Company's Chief Executive Officer. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, and the contributions of the individual to the Company's success.

Annual Cash Incentive Opportunities

                  The Compensation Committee believes that executive officers should be rewarded for their contributions to the success and profitability of the Company and, as such, approves the annual cash incentive awards. Incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units, and the achievement by the executives of certain assigned objectives. The individual objectives set for the Company's executive officers are generally objective in nature and include such goals as revenue, profit and budget objectives, and increased business unit productivity. The Compensation Committee believes that these arrangements tie the executive's performance closely to key measures of the success of the Company or the executive's business unit. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

Long-Term Stock-Based Incentives

                   The Compensation Committee also believes that it is essential to link the interests of executive and shareholder together. As such, from time to time, the Compensation Committee grants stock options to executive officers and other employees under the 2000 Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the Company's success, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

                  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its named executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no named executive officer received compensation exceeding this limit in 2004, the Company has limited the number of shares of Common Stock subject to options, which may be granted, to the Company's employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual incentive awards as a performance-based plan, it will continue to monitor the impact of
Section 162(m).

                                                   THE COMPENSATION COMMITTEE

                                                   Scott C. Edelman, Chair
                                                   Jack A. Pellicci, Member
                                                   Victoria Looney, Member


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Our Compensation Committee consists of Mr. Edelman, Mr. Pellicci and Ms. Looney. None of our Executive Officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of, or member of our Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  We have entered into the following financing agreements to provide working capital with Mr. David R. Vey, Chairman of our Board, and/or related parties through June 30, 2005.

                  In December 2002, Mr. Vey committed to fund a total of $1,420,000. The payments were made available to the Company on various funding dates through March 2003. In December 2002, the Company received proceeds of $100,000 in the form of a convertible debenture. In January 2003, the Company received proceeds of $820,000 in the form of $220,000 in convertible debentures and a $600,000 promissory note. The promissory note accrued interest at a rate of 7% and matured on January 15, 2004. The promissory note accrued interest at a rate of 7% and matured on January 15, 2004. The convertible notes accrued interest at rates ranging from 7% to 8% and were convertible at the option of Mr. Vey into 13,000,000 shares of Company common stock. The notes matured at various dates in December 2003 and January 2004. As of January 30, 2004, Mr. Vey elected to convert the above referenced convertible notes into 13,000,000 shares of the Company's common stock of which 3,000,000 shares were received upon conversion by December 31, 2003.

                  Additionally, the Company received $500,000 in March 2003, in the form of a $400,000 promissory note and a $100,000 convertible note. These instruments have terms similar to those of the earlier investment, and matured in March 2004. The $100,000 note was convertible into 10,000,000 shares of the Company's common stock. As of February 2, 2004, Mr. Vey elected to convert the above referenced note into 10,000,000 shares of the Company's common stock.

                  From June 2003 through December 2003, the Company received $620,000 in loans from Mr. David Vey and issued 8% convertible notes. The notes were issued for a one-year term and are convertible at the option of Mr. Vey at various dates from June 2004 to December 2004 into 2,699,219 shares of the Company's common stock. In October 2004, the Company issued 1,975,318 shares of its common stock to Mr. David Vey who elected to convert $445,000 of the above referenced convertible notes into Company common stock. The remaining $175,000 of convertible notes remains outstanding as of March 28, 2005.

                  In June 2003, Mr. Vey exercised a warrant received in August 2002, as part of a private placement transaction, to purchase 500,000 shares of the Company's common stock at an exercise price of $0.35 per share providing $175,000 in proceeds.

                  From January 1, 2004 through December 31, 2004, the Company received $1,295,000 in proceeds and issued 8% convertible notes. The notes were issued for a one-year term and are convertible at the option of Mr. Vey at various dates from June 2005 to November 2005 into 4,784,880 shares of the Company's common stock.

                  In January 2004, Mr. Vey purchased 212,766 shares of the Company's common stock for $100,000 in a private placement transaction. He was also granted common stock warrants to purchase an additional 106,383 shares of the Company's common stock at an exercise price of $0.70 per share.

                  In December 2004, the Company issued 69,125 shares of its common stock to Richard T. Hartley and David R. Vey in lieu of $13,825 cash payment for interest due through September 30, 2004 on convertible notes dated January and March 2003. The Company also issued 295,589 shares to David R. Vey in lieu of $59,117 cash payment for interest due through September 30, 2004 on convertible notes dated December 2002, January, June, July and September 2003, respectively.

                  The Company issued 677,450 shares of its common stock to Oak Harbor Investments in lieu of $135,490 cash payment for interest and late charges due through September 30, 2004 on promissory notes dated January and March 2003, respectively.

                  Subsequent to December 31, 2004, the Company received an additional $750,000 in loans from Mr. David Vey and issued 8% convertible notes. The notes were issued for a one-year term and are convertible at the option of Mr. Vey at various dates from January 2006 until May 2006 into 2,939,387 shares of the Company's common stock.

                  All of the Company's assets are pledged as collateral for the promissory notes referenced above.

                  Mr. Vey was also entitled to appoint up to 30% of the members our Board of Directors within 90 days after the date of the financing arrangement in March 2003. Ms. Looney, who is the sister of David Vey, was appointed to the Board at the request of Mr. Vey.

                  In September 2003, the Company sold a licensing agreement to ACEncrypt Solutions, LLC. The President of ACEncrypt Solutions, LLC, Victoria Looney, is a member of the Board of Directors of SEDONA Corporation. David R. Vey, Chairman of the Board of Directors of SEDONA Corporation also has a financial interest in ACEncrypt Solutions. The total fee for the license agreement was $1,000,000, which included delivery of the current version of Intarsia plus the cost of other contract defined milestones related to the development of derivative products for the healthcare market. The Company recognized $475,000 of revenue from this transaction in the third quarter of 2003 related to sale of Intarsia, in accordance with SOP 97-2. The balance of the contract has been recognized as revenue in 2004 based upon the delivery of the remaining milestones in the agreement. The Company has also recognized $6,000 of services revenue related to maintenance services in 2003. The balance of $19,000 has been recognized as revenue in 2004 as services were performed.

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than 10% of its Common Stock, to file reports of their ownership and changes in ownership with the Securities and Exchange Commission, and to furnish us with copies of any reports that they file. Based solely on review of the copies of these reports received or written representations that no reports on Form 5 were required, we believe that, for the year ended December 31, 2004, all reporting persons complied with the filing requirements applicable to them, except as follows: David R. Vey filed a Form 4 on November 23, 2004 to report 1,975,318 shares acquired through the conversion of debt instruments entered into on June 26, 2003, July 15, 2003 and September 25, 2003. In addition, on November 23, 2004, Mr. Vey reported 1,019,585 derivative shares acquired on July 7, 2004, 865,572 derivative shares acquired on September 15, 2004 and 476,190 derivative shares acquired on October 8, 2004. On December 2, 2004, Mr. Vey reported 1,000,000 derivative shares acquired on November 18, 2004. On March 24, 2005, Mr. Vey reported 166,667 derivatives shares acquired on January 13, 2005, 258,621 derivative shares acquired on January 31, 2005 and 403,226 derivative shares acquired on March 16, 2005.

                  On June 1, 2004, the Board of Directors adopted a Code of Conduct and Business Ethics pursuant to Section 406 of the Sarbanes-Oxley Act that applied to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and any other persons performing similar functions.

                             AUDIT COMMITTEE REPORT

                  The Audit Committee of the Board of Directors of the Company is composed of three Directors. The Audit Committee operates under a written charter (see appendix A) adopted by the Board of Directors and is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors.

                  The Audit Committee of the Board of Directors has:

                      o Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent accountants;

                      o Discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

                      o Received the written disclosures and the letter from the Company's certified independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountants independence.

                  Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

                  The following is a summary of the fees billed to the Company by McGladrey & Pullen, LLP ("McGladrey), the Company's certified independent auditors for professional services rendered for the fiscal year ended December 31, 2004 and 2003:

  ------------------------------- ---------------------------
                                         TOTAL FEES
                                         ----------
            FEE CATEGORY                FISCAL YEAR
                                        -----------
  ------------------------------- ---------------------------
                                     FY 2004      FY 2003
  ------------------------------- ------------- -------------
  Audit Fees (1)                       $95,554      $133,919
  ------------------------------- ------------- -------------
  Audit-Related Fees (2)                 6,386             -
  ------------------------------- ------------- -------------
  Tax Fees (3)                          31,150             -
  ------------------------------- ------------- -------------
  All Other Fees (4)                                   9,750
  ------------------------------- ------------- -------------
  Total Fees                          $133,090      $143,669
  ------------------------------- ------------- -------------

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and for timely reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q and for services that are normally provided by the independent auditors in connection with engagements for those fiscal periods.

(2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents and consultations on other financial accounting and reporting related matters.

(3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4) All Other Fees consist of fees billed for all other services not described above.

                  The Company engaged the services of McGladrey & Pullen as the Company's independent auditors, effective August 20, 2003. The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by McGladrey & Pullen during fiscal years 2004 and 2003, and has pre-approved similar services to be rendered during fiscal 2005. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.

                  Representatives of McGladrey & Pullen are expected to be present at the annual meeting of shareholders. They will have the opportunity to make a statement at the meeting if they desire to do so and they will be available to respond to appropriate questions.

                  On June 20, 2003, Ernst & Young ("E&Y"), informed the Company that E&Y was resigning from its role as the Company's independent auditors, effective June 20, 2003. The audit report of E&Y on the Company's consolidated financial statements for the years ended December 31, 2002 and December 31, 2001, did not contain an adverse opinion or a disclaimer opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, in their report dated April 8, 2003, E&Y's opinion was modified to include an uncertainty about the Company's ability to continue as a going concern. During its audit for the fiscal years ended December 31, 2002 and December 31, 2001 and for subsequent interim period through June 20, 2003, the Company had no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which, if not resolved, would have caused E&Y to make reference to the subject matter of the disagreement in their report.


                                                             THE AUDIT COMMITTEE
                                                             Roger W. Scearce
                                                             James C. Sargent
                                                             Victoria V. Looney

                          COMPARATIVE STOCK PERFORMANCE

                  The graph below compares the cumulative total shareholder return on the Company's Common Stock for the period from December 31, 1999 through December 31, 2004 with the cumulative total return on (i) the Nasdaq Market Index- US Cos. and (ii) the Nasdaq Computer and Data Processing Index. The comparisons assume the investment of $100 on December 31, 1999 in Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. The Company has not paid any dividends on its Common Stock, and intends to retain future earnings, if any, to finance the expansion and growth of our business. Payment of future dividends, if any, will be at the discretion of the Board of Directors after taking into account various factors, including our financial condition, operating results, current and anticipated cash needs and plans for expansion. The performance graph is not necessarily indicative of future performance.

                                [GRAPHIC OMITTED]


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
             AMONG SEDONA CORPORATION, NASDAQ MARKET INDEX-US COS.
                   AND NASDAQ COMPUTER & DATA PROCESSING INDEX





                                  1999    2000    2001    2002    2003    2004
--------------------------------------------------------------------------------
{ } SEDONA CORPORATION           100.00   24.55   22.98   4.68    12.22    8.15
--------------------------------------------------------------------------------
[ ] NASDAQ COMPUTER &            100.00   51.34   40.15   26.94   34.52   38.82
    DATA PROCESSING INDEX
--------------------------------------------------------------------------------
-^- NASDAQ MARKET INDEX-         100.00   63.31   48.87   34.20   51.98   56.68
    U.S. COS.
--------------------------------------------------------------------------------


                     ASSUMES $100 INVESTED ON DEC. 31, 1999
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2004





COST OF SOLICITATION OF PROXIES

                  The Company will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by Directors, officers or regular employees of the Company without any special remuneration, or by a professional proxy solicitation organization engaged by the Company.

         OTHER MATTERS

                  Management does not intend to present, and does not have any reason to believe that others will present, any matters or items of business at the Meeting or any adjournment thereof other than those specifically set forth in the Notice of Annual Meeting. If any other matters are properly presented for a vote at the Meeting, however, it is intended that shares represented by proxy will be voted in accordance with the judgment of the persons voting them.

                              SHAREHOLDER PROPOSALS

                  Any Shareholder who, in accordance with and subject to the provisions of the rules of the SEC and applicable laws of the Commonwealth of Pennsylvania, wishes to submit a proposal for inclusion in the Company's Proxy Statement for its next Annual Meeting of Shareholders, must deliver such proposal, in writing, to the attention of the Secretary of the Company at the Company's principal executive offices at 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406, not later than March 13, 2006.

                  The proxy confers discretionary authority on the proxy holders to vote on any matter as to which the Company had not received notice of such matter prior to June 8, 2005 and allowed by SEC regulations.

                           SHAREHOLDER COMMUNICATIONS

                  Shareholders may contact the Board of Directors by writing to them c/o Corporate Secretary, SEDONA Corporation, 1003 West Ninth Avenue, Second Floor, King of Prussia, PA 19406. The Board of Directors will review all communications received from shareholders.

                          ANNUAL REPORT TO SHAREHOLDERS

                  A copy of the Company's 2004 Annual Report on Form 10-K, which is serving as the Company's Annual Report to Shareholders is being transmitted herewith. Shareholders are referred to the Annual Report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and may not form a part of the proxy solicitation materials.

                   ADDITIONAL COPIES OF THE FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, DIRECTED TO SEDONA CORPORATION, ATTENTION: CORPORATE SECRETARY, AT 1003 WEST NINTH AVENUE, SECOND FLOOR, KING OF PRUSSIA, PA 19406.

                                            BY ORDER OF THE BOARD OF DIRECTORS,
                                            ANITA M. PRIMO
JUNE 30, 2005                               SECRETARY

                               SEDONA CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS AUGUST 11, 2005

                  The undersigned hereby appoints DAVID R. VEY and ANITA M. PRIMO or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of SEDONA Corporation, to be held on Thursday, August 11, 2005, and at any adjournments thereof, to vote the shares of Common Stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of SEDONA Corporation, dated June 30,2005, receipt of which is hereby acknowledged.

                     Please date, sign, and return promptly.

           This proxy is solicited on behalf of the Board of Directors of SEDONA Corporation

1.  To elect Directors: Nominees:          David R. Vey, Marco A. Emrich,
                                           Victoria V. Looney, Jack A. Pellicci,
                                           Scott C. Edelman, Roger W. Scearce
                                           and David C. Bluestone.

[__] FOR all nominees

[__] WITHHOLD authority for all nominees.

[__] WITHHOLD authority for the following nominee(s) and vote FOR all other nominees.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES. IF NO INSTRUCTION IS PROVIDED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


Your signature(s) on this form of proxy should be exactly as your name and/or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee, or guardian, please give full title.

Dated__________________2005                          ________________________
                                                     Signature

Dated__________________2005                          _________________________
                                                     Signature

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the fully executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR all nominees.

                                                                      APPENDIX A

                               SEDONA CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


                                     CHARTER


I. PURPOSE

The primary function of the Audit Committee ("Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: 1) the financial reports and other financial information provided by the Corporation to any governmental body or the public; 2) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that Management and the Board have established; and 3) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:


o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
o Review and appraise the certified audits of the Corporation's Independent Accountants.
o Provide an open avenue of communication among the Independent Accountants, financial and senior Management, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION


The Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be an independent Director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial Management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or by an outside consultant.

The members of by the Committee shall be elected by the Board at the Annual Organizational Meeting of the Board or until their successors shall be duly qualified and elected. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Management, and the Independent Accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the Independent Accountants and Management quarterly to review the Corporation's financial reports consistent with IV.4. below).

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Obtain the full Board of Directors' approval of this Charter and review and update this Charter periodically, as conditions dictate, and at least annually.

2. Review the Corporation's Annual Financial Statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the Independent Accountants.

3. Review the regular internal reports to Management prepared by the internal auditing personnel and Management's response.

4. Review with financial Management and the Independent Accountants the Quarterly Report on Form 10-Q prior to its filing or prior to the public release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Report the results of the Annual Audit to the Board of Directors. If requested by the Board, invite the Independent Accountants to attend the full Board of Directors Meeting to assist in reporting the results of the Annual Audit or to answer other Directors' questions.

6. Maintain and approve minutes of all Committee meetings. The Chairman shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

INDEPENDENT ACCOUNTANTS

7. The Audit Committee shall consider the independence and effectiveness of the outside auditors and shall recommend to the Board of Directors the selection and contributions of the Independent Accountants and approve the fees and other compensation to be paid to the Independent Accountants. On an annual basis, obtain from the Independent Accountants a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees. In addition, review with the Independent Accountants the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the accountants.

8. Review the performance of the Independent Accountants and approve any proposed discharge of the Independent Accountants when circumstances warrant.

9. Periodically consult with the Independent Accountants out of the presence of Management about internal controls and the fullness, accuracy, and expertise of the Corporation's financial statements and the Company's financial personnel.

FINANCIAL REPORTING PROCESSES

10. Inquire of Management, the internal auditor and the Independent Accountants about significant risks or exposures and assess the steps Management has taken to minimize any such risks to the Corporation.

11. Meet separately and/or jointly with the Independent Accountants and with Management of the Corporation to review and approve the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized.

12. In consultation with the Independent Accountants and the internal auditors separately and/or jointly, review the integrity of the Corporation's financial reporting processes, both internal and external.

13. Consider the Independent Accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting requirements.

14. Review, at the conclusion of the annual audit and quarterly reviews, the Independent Accountants' summary of significant accounting, auditing and internal control issues identified, along with recommendations and Management's corrective action plans.

15. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices, if and as suggested by the Independent Accountants, or by Management.

PROCESS IMPROVEMENT


16. Establish regular and separate systems of reporting to the Committee by each of Management and the Independent Accountants regarding any significant judgments made in Management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17. Following completion of the Annual Audit, review separately with each of Management and the Independent Accountants any significant differences or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required or requested information.

18. Review any significant disagreement among Management and the Independent Accountants in connection with the preparation of the financial statements.

19. Review with the Independent Accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted, as decided by the Committee, at an appropriate time subsequent to implementation of suggested changes or improvements.)

ETHICAL AND LEGAL COMPLIANCE

20. Establish, review and update periodically codes of ethical conduct and ensure that Management has established a system to enforce these ethical codes.

21. Review Management's monitoring of the Corporation's compliance with the Corporation's ethical codes, and ensure that Management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and to the public satisfy legal requirements.

22. Review the activities, organizational structure and qualifications of any internal audit personnel deemed appropriate by the Committee and the Corporation's Management.

23. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

24. Review, with the Corporation's counsel, any legal matter, especially any such matter that could have a significant impact on the Corporation's financial statements.

25. Investigate any matter brought to the Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, and in the Committee's sole judgment, that is appropriate.

26. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate.